UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2011

BONDS.COM GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51076	38-3649127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 5th Avenue, 8th Floor New York, New York 10017
(Address of principal executive offices) (Zip Code)

(212) 946-3998
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 1, 2011, Bonds.com Group, Inc. (“we,” or the “Company”) held its 2011 Annual Meeting of Stockholders.  The proposals voted upon at the 2011 Annual Meeting were (1) the election of Edwin L. Knetzger, III, Michael O. Sanderson, David S. Bensol, Jeffrey M. Chertoff, George P. James, Patricia Kemp and H. Eugene Lockhart as directors of the Company to serve until the 2012 Annual Meeting of Stockholders, (2) the amendment of the Company’s Certificate of Incorporation to increase the number of shares of common stock we are authorized to issue from 300,000,000 to 1,500,000,000, and (3) the adjournment, postponement or continuation of the meeting if necessary to permit further solicitation of proxies if there were insufficient votes to approve either of the foregoing proposals.  All seven nominees for director were elected and the remaining proposals approved by the requisite votes of the Company’s stockholders.  Each of the foregoing proposals are described in more detail in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 25, 2011.

The final voting results for the election of directors were as follows:

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Edwin L. Knetzger, III	200,590,797	286,160	0	2,908,550
Michael O. Sanderson	200,590,797	286,160	0	2,908,550
David S. Bensol	200,590,797	286,160	0	2,908,550
Jeffrey M. Chertoff	200,590,797	286,160	0	2,908,550
George P. Jameson	200,590,797	286,160	0	2,908,550
Patricia Kemp	200,590,763	286,194	0	2,908,550
H. Eugene Lockhart	200,590,763	286,194	0	2,908,550

The final voting results for the amendment of the Company’s Certificate of Incorporation to increase the number of shares of common stock we are authorized to issue from 300,000,000 to 1,500,000,000 were as follows:

Holders of Common Stock Voting as a Separate Class:

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,801,247	1,141,558	13,052	0

Holders of Common Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock voting together as a single class:

Votes For	Votes Against	Abstentions	Broker Non-Votes
202,630,897	1,141,558	13,052	0

The final voting results for the adjournment, postponement or continuation of the meeting if necessary to permit further solicitation of proxies if there were insufficient votes to approve either of the foregoing proposals were as follows (though no such adjournment, postponement or continuation was necessary or took place):

Votes For	Votes Against	Abstentions	Broker Non-Votes
202,700,390	720,243	364,874	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2011

BONDS.COM GROUP, INC

By:	/s/Jeffrey M. Chertoff
Name:	Jeffrey M. Chertoff
Title:	Chief Financial Officer